UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):     June 11, 2004



                              AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)



DELAWARE                          0-28839              13-1964841
(State or other jurisdiction     (Commission       (IRS Employer
 of Incorporation)                File Number)       Identification
                                                    Number)




150 Marcus Boulevard, Hauppauge, New York                       11788
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:           (631) 231-7750



                                      NONE
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On June 14, 2004 Audiovox Corporation (the "Company") announced that its majority owned subsidiary, Audiovox Communications Corp. ("ACC") had entered into a definitive agreement to sell selected assets and liabilities to UTStarcom, Inc. (the "Asset Purchase Agreement"). Annexed to the Asset Purchase Agreement as Exhibits were forms of, among other documents, an Escrow Agreement, a Transition Services Agreement and a Trademark License Agreement, all of which are attached as an exhibit to this report (the "Agreements"). At the closing of the Asset Purchase Agreement, Seller and Purchaser shall enter into the Agreements substantially in the form attached hereto.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)    Exhibits.

      Exhibit No.          Description

      Exhibit 99.1Form of Escrow Agreement

      Exhibit 99.2Form of Transition Services Agreement

      Exhibit 99.3Form of Trademark License Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    AUDIOVOX CORPORATION




Dated:  August 10, 2004                    By: /s/ Charles M. Stoehr
                                               ---------------------------------
                                                Charles M. Stoehr
                                                Senior Vice President and
                                                  Chief Financial Officer